UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 30, 2007

Ener1, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	0-21138	59-2479377
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 W. Cypress Creek Road, Suite 100, Fort Lauderdale, Florida		33309
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954 556-4020

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2007, the Board of Directors of Ener1, Inc. ("Ener1") appointed Dr. Peter Novak as President of Ener1. Dr. Novak has been a director of our company since February 2002 and Chief Executive Officer since December 2006. There was no change to his compensation package.

Effective October 31, 2007, Subhash Dhar resigned as President of Ener1 to pursue other interests.

On October 30, 2007, Gerard Herlihy was named Chief Financial Officer ("CFO") of Ener1. Mr. Herlihy will serve as the principal accounting and financial officer of Ener1. Since October 16, 2006, he directed Ener1’s media and investor relations and external reporting. He was the CFO of Ener1 from January 27, 2006 through October 16, 2006. Since June 1, 2004, he also served as CFO and since September 1, 2005 he has additionally served as President of Splinex Technology Inc., an Ener1 related company. For the year before he joined Splinex, Mr. Herlihy provided accounting, financing and acquisition advisory consulting services to public and private companies. From 2001 through 2003, he was the chief executive officer of Putt Trak Inc., a vision systems software development company. Mr. Herlihy’s previous positions included chief financial and administrative officer of a publicly held truck and automotive parts supplier, managing director of corporate finance at an investment bank and auditor at a big eight public accounting firm. Mr. Herlihy has a Masters of Business Administration degree from the Harvard Business School and a Bachelor of Science degree from the University of Rhode Island and is a Certified Public Accountant (inactive status). Terms of Mr. Herlihy's compensation package have not been finalized.

Mr. Ajit Habbu served as CFO of Ener1 from October 16, 2006 until October 30, 2007. Mr. Habbu is assuming other executive duties.

Item 8.01 Other Events.

Ener1 issued a press release on November 2, 2007 announcing management and organizational changes to ready itself for commercialization of lithium ion batteries and fuel cells.

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press Release on Management Changes issued on November 2, 2007

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ener1, Inc.

November 2, 2007	By:	/s/ Gerard Herlihy
Name: Gerard Herlihy
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release on Management Changes issued on November 2, 2007